UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026
CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson,	North Carolina	28036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On Wednesday, November 4, 2026 Curtiss-Wright Corporation (the "Company") issued a press release announcing financial results for the third quarter ended September 30, 2026. A webcast conference call will be held on Thursday, November 5, 2026 at 10:00 am Eastern Time for management to discuss the Company’s third quarter 2026 financial performance as well as expectations for full-year 2026 financial performance. Lynn M. Bamford, Chair and Chief Executive Officer, Kevin Rayment, Executive Vice President and Chief Operating Officer, and Gary A. Ogilby, Senior Vice President, Interim Chief Financial Officer and Corporate Controller, will host the call. A copy of the press release and the webcast slide presentation are attached hereto as Exhibits 99.1 and 99.2.

The financial press release, access to the webcast, and the financial presentation will be posted in the Investor Relations section of the Company's website at www.curtisswright.com. In addition, the dial-in number for domestic callers is (800) 343-5172, while international callers can dial (203) 518-9856. The conference ID code is CWQ326. For those unable to join the live webcast, a replay will be available within the Investor Relations section on the Company’s website beginning one hour after the call takes place.

The information contained in this Current Report, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1 Press Release dated November 4, 2026

99.2 Presentation shown during investor and securities analyst webcast on November 5, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ Gary A. Ogilby
Gary A. Ogilby
Senior Vice President,
Interim Chief Financial Officer,
and Corporate Controller
Date: November 5, 2026